                     SUPPLEMENT DATED MARCH 31, 2005 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 30, 2004
                            VAN KAMPEN COMSTOCK FUND
                       VAN KAMPEN EQUITY AND INCOME FUND

     The Prospectus is hereby supplemented as follows:

     Effective June 6, 2005, the section of the Prospectus entitled "PURCHASE OF SHARES -- OTHER PURCHASE PROGRAMS -- NET ASSET VALUE PURCHASE OPTIONS" is revised as follows:

     (1) Option (4) is hereby deleted in its entirety and replaced with the following:

          (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing Fund shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

     (2) Option (7) is hereby deleted in its entirety.

     (3) Option (8) is hereby deleted in its entirety and replaced with the following:

          (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or
     (b) the plan has more than 100 eligible employees.

          (8) Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     (4) Option (9) is hereby deleted in its entirety and replaced with the following:

          (9) Clients of authorized dealers purchasing shares in fixed or flat fee (rather than transaction based fees) brokerage accounts.

     (5) The following paragraph is added as the second to last paragraph in this section:

These changes in NAV purchase options are prospective only. Investors that, as of June 6, 2005, became eligible to purchase Class A Shares at net asset value pursuant to these revised options may have previously purchased Class B Shares or Class C Shares of the Fund. The terms of any such Class B Shares or Class C Shares purchased before June 6, 2005 remain unchanged -- such Class B Shares and Class C Shares remain subject to the annual operating expenses and contingent deferred sales charges ("CDSC") applicable to such shares and remain exchangeable only into corresponding Class B Shares or Class C Shares of other Participating Funds pursuant to the exchange privilege. An investor electing to redeem such Class B Shares or Class C Shares and reinvest in Class A Shares would be subject to any applicable CDSC and tax consequences.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 COMEQI SPT 3/05